                                                               EXHIBIT 9C

                                                                 BRADFORD

                                                                  CAPITAL

                                                               MANAGEMENT

                                                          Account Summary

                                                              Description













                                             J.C. BRADFORD & CO.
                                             MEMBERS NEW YORK STOCK EXCHANGE




                                                                MEMBER S.I.P.C.

                          BRADFORD CAPITAL MANAGEMENT
                          ACCOUNT SUMMARY DESCRIPTION

   The Bradford Capital Management (the "Account") is an integrated financial services program that allows clients of J.C. Bradford & Co. ("Bradford") to provide for the centralization of their assets. Through an Account, an investor may be able to employ efficiently seven financial services.

- Bradford securities margin account (the "Securities Account")

- One of three no-load money-market portfolios:* Bradford Money Fund, Bedford Tax-Free Money Market Portfolio, and Bedford Government Obligation Money Market Portfolio; or J.C. Bradford & Co. Immediate Credit Interest

- A check-writing privilege on an account maintained at Provident
  National Bank ("Provident")

- An optional Visa Gold(R) card provided by a Provident affiliate, PNC National Bank, ("PNC") which offers access to the Account through the national Plus ATM network

- A consolidated quarterly statement and a year-end statement by Bradford

- Direct Investment of salary and/or government payments

- Direct payment of recurring eligible expenses

-----------------

* The funds are obligated to reimburse Bradford for certain expenses incurred in distribution and promotion of the Fund shares. See "Distribution of Shares in the enclosed Fund Prospectus.

  To participate, an investor must place cash, marginable securities or a combination of the two having a gross market value of no less than $10,000 ("Combined Asset Value"), in a Securities Account and must enter into an Account Agreement and a Customer's Agreement with Bradford. Any cash in a Securities that can be withdrawn or transferred to the participant on demand without giving rise to interest charges ("Available Cash") will be invested automatically in whichever of the funds the investor designates (the "Designated Fund") or in the J.C. Bradford & Co. Immediate Credit Interest (the "Credit Interest"). To cover transactions involving charges incurred in utilizing the check-writing privilege ("Check Charges") and use of the Visa Gold card ("Visa Gold Transactions") payment will be made from and to the extent of (1) any available Cash in a Securities Account, including any cash in Credit Interest; (2) the proceeds of the redemption of shares of the Funds, if any; and (3) when necessary, the margin loads extended by Bradford up to the margin load of the marginable securities. A Participant will be required to maintain sufficient assets in the Account to cover payments for Check Charges and Visa Gold Transactions due. For purposes of the Summary Description, Participant refers to those parties in whose name the Account is established.
  A Participant will pay brokerage fees for securities transactions and interest on any margin loans incurred in the use of his Securities Account at rates customarily charged by Bradford. In addition, a Participant will pay for certain banking services provided by PNC in connection with the check-writing privilege.
  Bradford will charge each Account an annual administrative fee of $50. This fee will be $80 if the Participant selects a Visa Gold card. These annual fees will be applied toward the administrative and processing costs incurred in connection with the services, as well as, toward other costs of establishing and maintaining the Account.
  Bradford reserves the right to change its annual administrative and other fees at any time. Bradford has the right to reject any application to open an Account and to terminate an Account for any reason. The conditions for establishing an Account may be altered or waived by Bradford, either with respect to services generally or with respect to special groups or limited categories of individuals.

                        FEATURES OF THE BRADFORD CAPITAL
                               MANAGEMENT ACCOUNT
  The financial services provided to a Participant and certain other features of the Account are described below.

ACCOUNT SERVICES
  SECURITIES ACCOUNT. Securities Accounts may be opened directly with Bradford or, if approved by Bradford, with certain brokers that clear through Bradford. Securities Accounts are established and maintained pursuant to rules administered by the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the National Association of Securities Dealers, Inc., The New York Stock Exchange, Inc., and other national securities exchanges registered under the Securities Exchange Act of 1934. Participants may use Securities Accounts to purchase and sell securities on margin or on a fully-paid basis. All customary transactional fees incurred in the use of the Securities Account, including brokerage fees for securities transactions and interest on margin loans, if any, must be paid by the Participant. The interest rates charged by Bradford for margin loans are based on the published base rate depending upon the amount owed as more fully explained in the Customer Agreement. Under rules of the Board of Governors of the Federal Reserve
System, the maximum loan value of marginable common stock is presently 50% of its current market value.
  THE DESIGNATED FUNDS. Each of the Designated Funds offers an investor a different investment objective, as more fully described in the accompanying Prospectuses. Bradford Money Fund is a no-load, short-term, taxable money market fund; Bedford Tax-Free Money Market Portfolio is a no-load, short-term, tax exempt money market portfolio; and Bedford Government Obligations Money Market Portfolio is a no-load, short-term government money market portfolio. The purchase or redemption of shares of any of these Designated Funds is at net asset value without any sales charge, as set forth in the accompanying Prospectuses.
  Available Cash will be automatically invested daily in shares of the Designated Fund.
  A Participant may have Available Cash invested in only one Designated Fund at any one time. However, upon notice to Bradford, shares of that portfolio may be redeemed and the proceeds reinvested at no charge in shares of another Designated Fund. See "Purchase and Redemption of Shares" in the Prospectuses.
  Shares of Designated Fund are redeemed automatically at net asset value as necessary to satisfy debit balances resulting from securities transactions in the Securities Account, Check Charges and Visa Gold Transactions or for other Account charges. A Participant may also redeem Designated Fund shares upon oral or written request to Bradford.
  Each of the Designated Funds declares dividends daily and pays dividends monthly. Such dividends are reinvested in additional shares. Although each of the Designated Funds provides a Participant with a means of earning cash, interests in the Designated Funds are not bank accounts and are not protected by the Federal Deposit Insurance Corporation. However, shares of the Designated Fund held in the Securities Account are subject to Securities Investor Protection Act, which protects brokerage clients from losses up to $500,000 (including $100,000 in cash) arising from the insolvency of the brokerage firm. As added protection against such losses, Bradford has obtained an additional $49,500,000 of insurance coverage from Aetna Casualty & Surety Company which generally follows the conditions and limitations of the Securities Investors Protection Act.
  INVESTMENT IN SHARES OF THE DESIGNATED FUND IS ONLY ONE OF THE SERVICES PROVIDED AS PART OF THE ACCOUNT. INVESTORS ARE ADVISED TO READ THE PROSPECTUS FOR THE APPROPRIATE DESIGNATED FUND IN CONJUNCTION WITH THE ACCOUNT AGREEMENT, THE CUSTOMER'S AGREEMENT WITH BRADFORD, AND THE APPLICATION FORMS AND
AGREEMENTS PROVIDED BY PNC. IF THE INVESTOR'S OBJECTIVE IS TO INVEST ONLY IN SHARES OF ANY OF THE DESIGNATED FUNDS, THE ACCOUNT MAY NOT BE AN APPROPRIATE INVESTMENT.
  CREDIT INTEREST. An alternative to the Designated Fund is the J.C. Bradford Immediate Credit Interest Program, a service which enables the Available Cash to earn interest while waiting for a reinvestment opportunity. Available Cash of $1,000 or more starts earning interest immediately at the J.C. Bradford & Co. Money Market Rate as described in the Immediate Credit Interest Form (JCB-017 7/94).
  The Available Cash is used automatically as necessary to satisfy debit balances resulting from securities transactions in the Securities Account, Check Charges and Visa Gold Transactions, or for other Account charges.
  CHECK-WRITING PRIVILEGE. Participants may write checks on an account maintained at Provident. There is no minimum dollar amount as to checks written, and no per-check charge (excessive check charge may apply). Upon approval of an Account, a Participant will receive 200 personalized checks at no cost. When notified, Bradford will reimburse Provident for all such checks paid, and will debit Participant's Account accordingly. The Participant will also be charged for certain banking services provided by Provident in connection with the check-writing privilege, such as stop payment orders; copies of cancelled checks; insufficient funds; or excessive number of checks written on a monthly basis. Additional checks will be supplied upon payment of a fee. Provident will notify Bradford each Provident business day of checks written by Participants that were presented to Provident for payment.
  STATEMENTS. All automatic purchases and redemptions of Designated Fund shares and dividend reinvestment, as well as margin interest charges, if any, Securities Transactions, dividends on securities held in the Securities Account and Check Charges will be reflected on a monthly Account statement sent to each Participant. A statement will only be received quarterly, however, whenever the activity in the Account has been limited to a money fund dividend or interest on Credit Interest balances. If a Participant has elected certain optional features such as the Visa Gold card, Direct Investment, or Automatic Debit, these also will be reflected on the Bradford Statement.
  In addition, each participant will receive a year-end statement summarizing the entire year's buys and sells as well as dividend and interest activity.
  AUTOMATIC DEBIT. A Participant may arrange to have eligible recurring payments automatically debited from the Account. These payments will be debited through arrangements with Provident and deducted from the Account accordingly. Eligible payments are defined as: insurance premiums, mortgages, utilities, and automatic investment plans.
  VISA GOLD CARD (OPTIONAL). Participants may apply for and receive a Visa Gold card for use in connection with the Account. Account Participants may authorize the issuance of additional cards. Additional cardholders who are not Account Participants are not authorized to buy or sell securities or to use the check-writing privilege associated with the Account. The fee for the Account with the optional Visa Gold card includes the issuance of up to three cards. There is a charge for the issuance of each additional card.
  A Participant and any additional cardholder may use the credit card to charge goods and services wherever the Visa Gold card is accepted. A Participant may also obtain cash advances at participating financial institutions or any Plus System automatic teller location. The amount of purchase and cash advances may not exceed the available credit on the Visa Gold card.
  Each Participant agrees to accept financial responsibility for all Visa Gold charges and cash advance transactions effected by any cardholder, including additional cardholders, in accordance with the Credit Card Agreement.
  Each month, PNC will prepare a statement listing all Visa Gold transactions and/or other activity processed since the previous statement. The statement will set forth the date on which PNC will request payment from Bradford. The Participant's Account will then be debited for the amount appearing on the Visa Gold statement as decreased by any adjustments or payment since the statement was prepared. A Participant should notify PNC of any disputed charges as soon as possible receiving the Visa Gold statement. If notification is received no fewer than three business days prior to the date on which the Account is to be debited, appropriate adjustments to the debit amount will be made.
  Whenever a cardholder effects a Visa Gold cash advance, PNC will notify Bradford and the Account will be debited immediately for that amount.
  Bradford will debit a Participant's Account only up to an amount equal to the Combined Asset Value. Should the Combined Asset value of the Account not be sufficient to cover Visa Gold Transactions, a Participant will receive timely notice and will be required to transfer assets to the Account from which these obligations can be satisfied. Failure to make prompt payment may result in such action by PNC as may be permitted under the Credit Card Agreement, including the termination of the Visa Gold card or the imposition of delinquency charge. Termination of the Visa Gold card will not necessarily result in Bradford's termination of the Account.
  If any Visa Gold card is lost or stolen, a Participant should report the loss immediately by PNC by calling 1-800-635-1629. This number is available 24 hours a day, seven days a week.
  DIRECT INVESTMENT. A Participant may arrange to have recurring payments received from payments received from either the Federal government or private employers credited directly to the Account. These payments are credited through arrangements with Provident and applied to the Account accordingly.

OTHER INFORMATION
  Bradford reserves the right to terminate any Participant's Account for any reason. Although a Participant's Account will not be terminated solely because its value falls below $10,000, Bradford may terminate the Account if its average value is less than $3,000 for each of two consecutive months. Bradford will terminate an Account, however, only after giving the Participant 30 days' notice to permit the Participant to restore the Account value to $3,000. New York Stock Exchange rules require that a minimum of $2,000 of equity be maintained in the Securities Account. Individuals will be prohibited from maintaining both an Account and a non-Account margin account. Upon termination of a Participant's Account, Bradford will redeem automatically the Participant's Designated Fund shares and after payment of all charges to Bradford, make the proceeds available to the Participant.
  Bradford, in its discretion, may waive or modify certain of the conditions for participating in the program. Bradford has waived the $10,000 minimum for any employee of Bradford or its subsidiaries, who may open an Account by placing in a Securities Account cash, marginable securities or a combination of the two having a gross market value of no less than $2,000. New York Stock Exchange Rules require that the average value of a Securities Account maintained by such an employee not be less than $2,000.
  Participants (except Participants in Alaska, Hawaii or Puerto Rico) who have questions about their Securities Accounts or their Designated Fund shares should call (800) 251-1060, and those in Alaska, Hawaii or Puerto Rico should call
(615) 748-9000. Participants with questions concerning Visa Card Transactions or Check Charges should call the toll-free number appearing on their Provident statements. Bradford Brokers will not have information available to them to answer questions concerning the Visa Card or Visa Card Transactions.
  Investors should be aware that the check-writing feature of an Account is intended to afford Participants easy access to the assets in their Account and that an Account is not a bank account. From time to time, certain state administrative agencies have questioned whether the operation of arrangements similar to the Account constitutes banking under the laws of their states. In addition, legislation has been proposed in certain states that, if enacted, could require a modification of the Account in those states. Bradford and the Designated Funds are not banks and they believe that the operation of he Account does not constitute banking under the laws of any state. Final adverse rulings in any state that the Account constitutes unauthorized banking or the adoption of legislation by any state affecting the Account could force Bradford to terminate accounts of Participants who are residents of any such state.

                                    *  *  *

  No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in the Summary Description or accompanying Prospectuses or the Statements of Additional Information, in connection with the offers contained therein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, their Investment Adviser, or their Distributor. These Prospectuses do not constitute an offer in any state in which such offer may not lawfully be made.

                                    *  *  *

THIS SUMMARY DESCRIPTION MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS OF THE BRADFORD MONEY FUND, THE BEDFORD TAX-FREE MONEY MARKET PORTFOLIO, OR THE BEDFORD GOVERNMENT OBLIGATION MONEY MARKET PORTFOLIO.

                     BRADFORD CAPITAL MANAGEMENT PROGRAM


Enter information as it should
appear on checks                              Account Number  |_|_|_|_|_|_|_|_|_|_|

  Name & Address
  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

Additional Check Information  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|


   CIRCLE ONE                         ADDRESS ON CHECKS                               TYPE OF BCM
      1  Bradford Money Fund            [ ] YES                                        [ ] RETAIL 50.00
      2  RBB/Bradford Tax Exempt        [ ] NO                                         [ ] SMART 150.00
      3  RBB/Bradford Govt Obliation                                                   [ ] PENSION/PROFIT SHARING 100.00
      4  Credit Interest                                                               [ ] IRA 50.00

     Choose one                       TYPE OF CHECKS
     [ ] Regular Pricing                [ ] WALLET
     [ ] (see Type of BCM)                  (no charge for first order.
         Other__________________            $15 for reorder of 200 checks)
                                        [ ] BUSINESS
                                            (prices may vary)

--------------------------------------------------------------------------------------------------------------------------------
                  PLEASE BE SURE TO SIGN BOTH AGREEMENT AREAS AS WELL AS THE SIGNATURE CARD BELOW. THANK YOU.
--------------------------------------------------------------------------------------------------------------------------------
                YOU THEREBY CONSENT AND AGREE TO THE TERMS AND CONDITIONS OF THE ATTACHED BRADFORD CAPITAL MANAGEMENT AGREEMENT.
 BRADFORD                                       FOR USE BY INDIVIDUAL OR JOINT ACCOUNT

 CAPITAL        X                                       X
                ---------------------------------       -------------------------------------
MANAGEMENT      Customer's Signature                    Joint Party's Signature

AGREEMENT                   | | | | | | | | | | |
                ---------------------------------       -------------------------------------
SIGNATURES      (Date)                                  (Date)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                YOU THEREBY CONSENT AND AGREE TO THE TERMS AND CONDITIONS OF THE ATTACHED SECURITIES ACCOUNT MARGIN AGREEMENT.
SECURITIES                                      FOR USE BY INDIVIDUAL OR JOINT ACCOUNT.

 ACCOUNT        X                                       X
                ---------------------------------       -------------------------------------
 MARGIN         Customer's Signature                    Joint Party's Signature

AGREEMENT                   | | | | | | | | | | |
                ---------------------------------       -------------------------------------
SIGNATURES      (Date)                                  (Date)

                MARGIN ACCOUNTS AND THE LENDING AGREEMENT BECOME OPERATIVE ONLY WHEN TRANSACTIONS
                              ARE EFFECTED ON A GENERAL MARGIN ACCOUNT BASIS.
--------------------------------------------------------------------------------------------------------------------------------
  THE BROKERS OF                                             SIGNATURE CARD
J.C. BRADFORD & CO.
BRADFORD CAPITAL MANAGEMENT PROGRAM                    Authorized Signature Card
                                                       for Checking Privileges at
Account Title                                                  PNC Bank

(as it appears on application)                Number of Signatures     [ ]   One must sign
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     Required on Checks       [ ]   Two must sign
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

                                              [ ] New Account
                                              [ ] Change to account

-------------------------------------------------------------------------------------------
                                  AUTHORIZED SIGNATURES
NOTE: ONLY BLUE OR BLACK INK IS TO BE USED WHEN PREPARING AND SIGNING THE SIGNATURE CARD
-------------------------------------------------------------------------------------------
1.                                             2.

-------------------------------------------------------------------------------------------
3.                                             4.

-------------------------------------------------------------------------------------------
5.                                             6.

-------------------------------------------------------------------------------------------
Signature(s) Guaranteed                                     Today's Date

----------------------------------------------------        -------------------------

(PLEASE RETURN ALL ABOVE SIGNATURES TO YOUR BRADFORD BROKER)
                                                                                      11/95
                                Service Numbers
                                ------- -------
                       BRADFORD CAPITAL MANAGEMENT LINE
                                1-800-377-4267
                            (for balances 24 hours)

Automated VISA Acct. Information                Check Inquiries
1-800-762-2273                                  1-800-222-2367
PNC Service Corp.                               PNC Bank
Customer Service - 764                          Mail Stop 17th Street
Pittsburgh, PA 15265                            Philadelphia, PA 19103
Lost or Stolen Credit Card
     1-800-222-2367

               DETACH AND RETAIN THIS ROLODEX CARD FOR YOUR USE.

                               BRADFORD CAPITAL
                                  MANAGEMENT


                               A COMPREHENSIVE
                                 ACCOUNT FOR
                             MANAGING YOUR ASSETS



          ---------------------------------------------------------
                             J.C. BRADFORD & CO.
                    MEMBERS NEW YORK STOCK EXCHANGE, INC.
                               MEMBER S.I.P.C.


          ---------------------------------------------------------
                                BROKER'S NAME

          ---------------------------------------------------------
                                 PHONE NUMBER

          ---------------------------------------------------------
                                   ADDRESS

          ---------------------------------------------------------
                                ACCOUNT NUMBER

PLEASE RETAIN THIS
ROLODEX CARD FOR
YOUR CONVENIENCE

                                                      VISA GOLD APPLICATION


APPLICANT         TYPE OF ACCOUNT    [ ] JOINT    [ ] INDIVIDUAL
------------------------------------------------------------------------------------------------------------------------------------
Brokerage account number (leave blank)      Checking privilege number (leave blank)       Social Security Number

                                        |                                              |
------------------------------------------------------------------------------------------------------------------------------------
First Name               M.I.    Last Name (indicate Jr., Sr., etc.)     Date of Birth    No. of dependents     Home Telephone
                                                                                          (excluding self)

                                                                      |                 |                     |  (   )
------------------------------------------------------------------------------------------------------------------------------------
Home Street Address                                  City              State         Zip Code        How Long?

                                                                                                    | Yrs. ____ Mos. _____
------------------------------------------------------------------------------------------------------------------------------------
Name of business or employer     Type of business     Position     How Long?                                   Gross Monthly Income
                                                                                              Check if
                                                                                            [ ] Self-Employed
                                |                  |              | Yrs. _____ Mos._____ |  [ ] Retired         | $
------------------------------------------------------------------------------------------------------------------------------------
Business street address                                     City                State        Zip Code         Business Telephone

                                                                             |            |                 | (   )
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME - COMPLETE FOR APPLICANT AND CO-APPLICANT     Name of address of source of other income     Gross monthly amount
Alimony, child support or separate maintenance income
need not be revealed if you do not wish to have it
considered as a basis for repaying this obligation.
                                                                                                        |
------------------------------------------------------------------------------------------------------------------------------------
Name of Current Mortgage holder     Landlord Purchase price      Current Market value       Balance owed     Monthly payment or rent

                                             |$                  |$                         |$               |$
------------------------------------------------------------------------------------------------------------------------------------
OTHER DEBTS:  Complete for             Type of debt (check all that apply)                        Total outstanding     Total other
Applicant and Co-Applicant.                                                                           balances            payments
For all installment loans,            [ ] Visa        [ ] Finance company loan   [ ] Bank loan
credit cards, charge accounts, etc.  |[ ] MasterCard  [ ] Department store       [ ] Other       |                    |
------------------------------------------------------------------------------------------------------------------------------------
Checking account#   Name of Institution    Current balance   Savings/Money Mkt. acct. #    Name of Institution  Current balance

                                                           |
------------------------------------------------------------------------------------------------------------------------------------

Co-Applicant [ ] (Complete Both Lines Below)
------------------------------------------------------------------------------------------------------------------------------------
First name         M.I.      Last name (indicate Jr., Sr., etc.)   Date of Birth   Relationship to applicant  Social Security Number

                                                                 |                |                          |
------------------------------------------------------------------------------------------------------------------------------------
Name of business or employer            Type of business        Position     How long?         Check if:        Gross monthly income
                                                                                               [ ] self-empl.
                                       |                       |            |Yrs.___ Mos.___   [ ] retired     |$
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL CARD:  There is no charge for the first three cards       First name     M.I.  Last name             Relationship
issued on each account.  Additional cards are provided at a one-
time cost of $10 each.  Please issue a card on my/our account to:   |                                          |
------------------------------------------------------------------------------------------------------------------------------------
AGREEMENT:  I certify that the information contained in this application is complete and accurate and authorize PNC National Bank
("Bank") to:  (1) check my credit and employment history and answer questions about its credit experience with me; (2) retain this application: and (3) obtain from and exchange my financial information with any of Bank's affiliates or correspondents. If the application is approved, I agree to be bound by the terms of Bank's Credit Card Agreement as is in effect from time to time.  I have read and agree to the terms and conditions of the brokerage account.

Signature X                              Date                Co-Applicant X                                  Date
          -------------------------------    ----------------             -----------------------------------    -------------------


                                                        DISCLOSURE SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
Annual Percentage                             Balance Calculation                            Transaction Fee        Over-the-Credit
Rate on Purchases      Grace Period For       Method for                Membership Fees      For Cash Advances      Limit Fees
and Cash Advances      Purchases              Purchases
------------------------------------------------------------------------------------------------------------------------------------
   16.99%              You have 25 days       Average Daily             No separate fee      $1.00 for each         Late Payment
                       to repay your          Balance                                        Automatic Teller       fee: $7 (after
                       entire balance         (Including                                     (ATM) transaction      25 days) Over-
                       before being           new purchases)                                                        the-Credit-
                       charged a finance                                                                            Limit fee: $7
                       charge for new                                                                               (if 10% over
                       purchases.                                                                                   Limit)
------------------------------------------------------------------------------------------------------------------------------------

The information about the costs of the card described in this application is accurate as of 11/1/91.  The information may change after that date.
To find out what has changed, write us at:  PNC National Bank, Disclosure Information Dept., P.O. Box 8029, Wilmingtin, DE 19899,
and ask for the latest information regarding the Bradford Capital Management Account Visa Gold Card provided by PNC National
Bank, Member FDIC.

SECURITIES ACCOUNT MARGIN AGREEMENT
                        CONSENT TO LOAN OF SECURITIES

    In consideration of the acceptance by J.C. Bradford & Co. ("Bradford") of the account(s) in which the undersigned applicants(s) (all such signatories hereto, whether acting in their individual or representative capacities, are referred to in this Agreement as "you") have an interest, alone or with others, which you have opened or open in the future, with Bradford for the purchase and sale of securities or commodities you agree as follows:

1. RULES AND REGULATIONS: All transactions for your account shall be subject to the then applicable constitution, rules, regulations, customs and usages of the exchange or market and its clearing house, if any, where executed by Bradford or its agents; and where applicable, the Securities Exchange Act of 1934, as amended; the Commodity Exchange Act, as amended; the rules and regulations of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System and the Commodity Futures Trading Commission.

2. WAIVER: You agree that no provision of this Agreement shall be waived, altered, modified or amended unless committed to in writing and signed by a partner of Bradford. No waiver of any provision of this Agreement shall be deemed a waiver of any other provision, nor a continuing waiver of the provision(s) so waived.

3. SEVERABILITY: If any provision of this Agreement is held to be invalid, void or unenforceable by reason of any law, rule, administrative order or judicial decision, that determination shall not affect the validity of the remaining provisions of this Agreement.

4. SECURITY INTEREST: All monies, securities, commodities or contracts relating thereto and all other property in any account in which you have an interest (held either individually, jointly or otherwise) or which may at any time be in Bradford's possession for any purpose, including safekeeping, shall be subject to a general lien for the discharge of all obligations you may have to Bradford, however and whenever arising. All securities and other property shall be held by Bradford as security for the payment of all such obligations or indebtedness in any account in which you may have an interest.

5. LOAN OR PLEDGE OF SECURITIES: All monies, securities and commodities or contracts relating thereto and all other property which Bradford may at any time be carrying for you or in which you may have an interest, may from time to time and without notice be carried in Bradford's general loans and may be pledged, repledged, hypothecated or rehypothecated, separately or in common with other securities or any other property for the sum due Bradford thereon or for a greater sum without retaining in Bradford's possession and control for delivery a like amount of similar securities or commodities. Subject to applicable law, Bradford, without notice to you, may apply and/or transfer any or all monies, securities, commodities or contracts relating thereto and all other property interchangeably between accounts or to accounts in which you have an interest or which are guaranteed by you (except regulated commodity accounts). Bradford is hereby specifically authorized to transfer to your cash account on settlement day any excess funds available in any of your other accounts, including but not limited to any free balances in any margin account, sufficient to make full payment of cash purchases. You agree that any debit occurring in any of your accounts may be transferred at Bradford's option to your margin account. You hereby authorize Bradford, from time to time, to lend, separately or together with property of others, to itself or others, any property it may be carrying for you on margin. This authorization shall apply to all accounts for you.

6. INTEREST CHARGES: Debit balances in your accounts shall be charged interest or service charges in accordance with Bradford's policies and at prevailing rates determined by Bradford.

7. LIQUIDATION: You understand that, notwithstanding a general policy of giving customers notice of margin deficiency, Bradford is not obligated to request additional margin from you in the event your account falls below minimum maintenance requirements. More importantly, there may be circumstances where Bradford will liquidate securities and/or other property in the account without notice to you to ensure that minimum maintenance requirements are satisfied. Bradford shall have the right in accordance with its general policies regarding margin maintenance requirements to require additional collateral or the liquidation of any securities and other property whenever in its discretion it considers it necessary for its protection, including in the event of, but not limited to: Your failure to promptly meet any call for additional collateral; the filing of a petition in bankruptcy by or against you; the appointment of a receiver is filed by or against you; an attachment is levied against any account in which you have an interest or; you death. In such event, Bradford is authorized to sell any and all securities and other property in any account of yours, whether carried individually or jointly with others, to buy all securities or other property which may be short in such account(s), to cancel any open orders and to close any or all outstanding contracts, all without demand for margin or additional margin, other notice of sale or purchase, or other notice of advertisement each of which is expressly waived by you. Any such sales or purchases may be made at Bradford's discretion on any exchange or other market where such business is usually transacted or at public auction or private sale, and Bradford may be the purchaser for its own account. It is understood a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of Bradford's right to sell or buy without demand or notice as herein provided.

8. MARGIN: You will at all times maintain positions and margins in your accounts as Bradford, in its discretion, may from time to time require and will pay on demand any debit balance owing with respect to such accounts.

9. GOVERNING LAW: This agreement shall be governed by the laws of the State of New York, and shall insure to Bradford's successors and assigns, and shall be binding on you, your heirs, executors, administrators and assigns.

10.  ARBITRATION DISCLOSURES:
-    ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

- THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

- PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

- THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

- THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

11. ARBITRATION: I AGREE, AND BY CARRYING AN ACCOUNT FOR ME, BRADFORD AGREES, THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN US CONCERNING ANY TRANSACTION WHETHER CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE ARBITRATION AND SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, BEFORE THE NEW YORK STOCK EXCHANGE, INC. OR AN ARBITRATION FACILITY PROVIDED BY ANY OTHER EXCHANGE OF WHICH BRADFORD IS A MEMBER, OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND IN ACCORDANCE WITH THE ARBITRATION RULES
PERTAINING TO THE SELECTED ORGANIZATION. I MAY ELECT IN THE FIRST INSTANCE WHETHER ARBITRATION SHALL BE BY AN EXCHANGE OR SELF-REGULATORY ORGANIZATION OF WHICH THE BROKER IS A MEMBER, BUT IF I FAIL TO MAKE SUCH ELECTION BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO BRADFORD AT ITS MAIN OFFICE BEFORE THE EXPIRATION OF FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM BRADFORD
TO MAKE SUCH ELECTION, THEN BRADFORD SHALL MAKE SUCH ELECTION.  THE AWARD OF
THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.

12. SALE ORDERS/DELIVERIES: You agree that when placing a sell order, all "short" sale orders shall be designated as "short" and all "long" sale orders shall be designated as "long". You represent that any sell order which you designate as "long" shall be for securities then owned by you and if such securities are not then deliverable from your account, that you will deliver them on or before settlement date. In the case of the sale of any security, commodity or other property by Bradford at your direction, Bradford's inability to deliver the same to the purchaser by reason of your failure to supply Bradford therewith, you authorize Bradford to borrow such security, commodity or other property necessary to make delivery thereof and you agree to be responsible for any loss which Bradford may sustain thereby and any premiums which it may be required to pay thereon and for any additional loss which it may sustain by reason of its inability to borrow the security, commodity or other property sold on you behalf.

13. BROKER: You understand that in all transactions between you and Bradford, Bradford shall be acting as broker for you, except when Bradford discloses to you that, with respect to such transaction, it is acting as dealers for its account or as broker for some other person.

14. COMMUNICATIONS: Confirmations of transactions and statements of your account shall be conclusive if not objected to in writing to Bradford within 5 days and 10 days respectively after transmitted to you by mail or otherwise. Communications may be sent to you at the address shown on Bradford's records for your account or at such other address as you may hereafter provide to Bradford in writing. All communications sent, whether by mail, telegraph, messenger or otherwise will be deemed given, whether actually received or not.

15. REPRESENTATIONS: You represent that you are of legal age, are not an employee or member of any exchange or a member firm or any corporation of which any exchange owns a majority interest or the NASD or of a bank, trust company, insurance company or other employer engaged in the business of a broker-dealer and that you will promptly notify Bradford if you become so employed. You further represent that, unless otherwise disclosed to Bradford in writing, no one except you has and interest in the account or accounts maintained with Bradford in your name.

16. AGREMENT CONTAINS ENTIRE UNDERSTANDING/ASSIGNMENT: This Agreement contains the entire understanding between you and Bradford concerning the subject matter of this Agreement. You may not assign the rights and obligations hereunder without first obtaining the prior written consent of Bradford.

BY SIGNING THIS AGREEMENT YOU ACKNOWLEDGE THAT:

1. THE SECURITIES IN YOUR MARGIN ACCOUNT MAY BE LOANED TO BRADFORD OR LOANED OUT TO OTHERS AND;

2.  THAT YOU HAVE RECEIVED A COPY OF THIS AGREEMENT; AND

3.  THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AT PARAGRAPH 11.

                            CREDIT CHARGE SUMMARY
We are furnishing the following information in order that you may be informed of the terms and conditions governing our charges for credit extended to or maintained for you.
1. CASH ACCOUNTS. Generally, interest is not charged on debit balances in cash accounts, unless there is also a margin debit balance in your account, in which case interest is charged on the total debit balance. However, interest may also be charged on cash account debit balances in unusual circumstances, such as: as prepayment (payment prior to settlement date) of the proceeds of a sale, in which case there would be interest charged for the number of days of early payment; a late payment (after settlement date) for securities purchased; or a debit balance arising from a sell-out or buy-in following a customer's failure to pay for securities purchased or to deliver securities sold.

2. RATE. The annual rate of charge will be determined in accordance with the following:

        AVERAGE DEBIT BALANCE           MAXIMUM CREDIT RATE
          Less than $25,000              Base Rate + 1.75%
          $25,000 - $49,999              Base Rate + 1.50%
          $50,000 - $99,999              Base Rate + 1.00%
          $100,000 - $499,999            Base Rate +  .50%
          Over $500,000                  Base Rate +  .25%

    Our Base Rate will generally be Prime Rate as quoted in the Wall Street Journal. When your interest rate is to be increased for any reason, other than to adjust to changes in the base rate, at least 30 days prior written notice will be given.

3. COMPUTATION OF CHARGES. As stated in our margin agreement, our margin accounts and related finance charges are governed by the laws of the State of New York. In computing credit charges, balances are calculated daily for all types of accounts of a customer, except credit balances in short accounts (Type 5).

    In computing credit charges, cash and margin (Type 1 & 2 Daily Balances) are netted against each other. Each net debit is added to obtain an aggregate debit for the period. This aggregate is multiplied times the interest rate and then divided by 360 days to obtain the interest charges. For those days that have a net credit, this net of cash and margin accounts is carried over and netted against other accounts carried for you (other than short accounts). The same method is then used (adding, multiplying by the rate and dividing by 360).

    If you sell short (or short against the box), and the market value of the security you sold increases above your selling price, the increase will be charged to your Margin Account (type 2) with an offsetting credit to your Short Account (type 5) and interest will be charged in the Margin Account on the increase. Conversely, interest is reduced by any decrease in market value. This is known as "Marking to the Market."

    Our interest is calculated and posted on the last Friday of the month with the last day of the period being the previous day. Interest for December will similarly be calculated and posted on the last working day of the calendar year. To enable you to confirm the accuracy of the monthly interest charge as shown on your statement, the following information will be shown on the statement: the interest rate, the average balance, the member of days in the interest period, the beginning and ending dates of the interest period, and the ending debit balance.

4. COLLATERAL. Your Customer Agreement with us provides a lien on all securities which we hold for you to secure the discharge of all your obligations to us, and gives us the right at any time to require you to deposit such additional collateral as, in our sole discretion, we determine is necessary as security for your obligations to us. Without limiting our aforesaid discretionary authority, we have some general guidelines which may be changed or discontinued by us at any time. For instance, if your account should fall below 30% equity at any time, a call will be sent to you for additional cash or collateral to bring your equity up to 30%. We may also decline to extend credit on certain securities because of price, market conditions, concentration; etc., which we feel would be both to your interest and the Firm's to be on a fully paid basis. There may be times also when the firm is extending credit on particular securities, but due to market or other conditions may feel it necessary to call on you for sufficient cash or collateral in the order to make that security fully paid for.

This agreement sets forth the terms and conditions governing the Bradford Capital Management Account ("BCM Account"), for which the undersigned applicants(s) (all such signatories hereto, whether acting in their individual or representative capacities, are referred to in this Agreement as "you") are making application with J.C. Bradford & Co. ("Bradford"). You enter into this agreement in conjunction with related agreements with Provident National Bank, its subsidiaries and affiliates, as well as the Customer's Agreement between yourself and Bradford. This agreement is subject to, and may be modified from time to time by disclosure in the prospectuses pertaining to Bradford Money Fund, Bedford Tax-Free Money Market Portfolio and Bedford Government Obligations Money Market Portfolio (the "Designated Funds"), and any supplement or amendment thereto as of the time of filing or effectiveness thereof (hereafter referred to as the "Prospectuses"). Bradford will charge your BCM Account an annual administration fee. Such fee is currently $50 and Bradford serves the right to change the fee at its sole and absolute discretion. Detail description of the Account may be found in the Bradford Capital Management Account Summary Description which should be read.

ACCOUNT OVERVIEW: The BCM Account is the conventional Bradford securities margin account (the "Securities Account") that is linked to the Designated Funds you selected on the Account Application, or the J.C. Bradford Immediate Credit Interest Program ("Credit Interest"); a checkwriting privilege through Provident National Bank ("Provident"); and optional Visa Gold Card including ATM access, from PNC National Bank ("PNC"), an affiliate of Provident; direct investment of your salary and government payments. Another feature of this Account is the consolidated monthly statement from Bradford. The principal attributes of each component of the Bradford Capital Management Account and their relation to one another are described below.


THE SECURITIES ACCOUNT: The securities Account will be governed by the federal securities laws, the rules and regulations of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the Securities Investor Protection Corporation, the New York Stock Exchange Inc. and the National Association of Securities Dealers, Inc. and by the Customer's Agreement.

With a BCM Account, your securities held by Bradford are protected for up to $50 million through a combination of S.I.P.C. and Aetna Casualty & Surety Co. insurance.

You may use the Securities Account to purchase and sell securities, including options, on margin or otherwise. We require that a minimum of three thousand dollars ($3,000) of equity be maintained in the Securities Account.

THE DESIGNATED FUND: You authorize Bradford to invest automatically in Designated Fund shares any Available Cash in the undersigned's Securities Account (that is, any cash that does not result from a loan from Bradford, and, thus may be transferred out of your Securities Account without giving rise to interest charges). Such automatic investment of Available Cash in Designated Fund shares will occur daily at the net asset value per share next determined.

Shares of the Designated Fund will be redeemed at their net asset value and you authorize automatic redemptions as necessary, to satisfy debit balances resulting from securities transactions, from use of the checkwriting privilege, or the Visa Gold Card, as described below. You may also redeem shares of the Designated Fund directly by written or oral request to Bradford.

Orders for the purchase or redemption of Designated Fund shares will become effective as provided in the prospectus.

The Designated fund will declare dividends daily, and pay dividends monthly on shares of the Designated Fund owned by you. Purchased shares begin to accrue dividends on the business day on which your order is effective. Dividends are paid in additional Designated Funds shares.

CREDIT INTEREST: An alternative to the Designated Fund is the J.C. Bradford Immediate Credit Interest Program, a service which enables your Available Cash to continually earn interest while waiting for a reinvestment opportunity. Any Available Cash of $1,000 or more starts earning interest immediately at the J.C. Bradford & Co. Money Market Rate as described in the Program description.

You authorize use of the Available Cash to satisfy debit balances resulting from securities transactions, from the use of checkwriting privilege or the Visa Gold Card as described below.

CHECKWRITING PRIVILEGES: You may access the Combined Asset Value of your BCM Account through a checkwriting privilege made available as part of the BCM Account through Provident. The Combined Asset Value of your BCM Account will consist of: Available Cash in your securities account; Designated Fund shares (if and); and available margin loan value (if any). Your monthly consolidated brokerage statement will list each check paid. In addition, Provident will return paid checks to you along with a monthly checking activity summary. Certain customary bank fees may be imposed on you for services rendered in connection with the checkwriting privilege, such as: stop payment, copies of cancelled checks, insufficient funds, or excessive number of checks written on a monthly basis.


PAYMENTS: You must maintain a Combined Asset Value sufficient to pay when due any checks you write and any Visa Gold transactions made by you or any additional authorized Visa Gold cardholders. Payments for checks and for Visa Gold transactions will be satisfied from the Combined Asset Value of your BCM Account. Bradford will debit your account in the following order, first, from Available Cash in your Securities Account including any cash in Credit Interest; second, from the proceeds of redeeming Designated Fund shares
(if any); and third, from margin loans extended by Bradford to you up to the margin value of your marginable securities (if any). Nonmarginable securities are not available for margin loan and are not a source of funds to cover checks written or Visa Gold transactions made against the account.


MARGIN LOANS: If we extend a margin loan based on your Securities Account for any reason, we will begin to charge interest on the day we extend such credit to you. If we extend such a loan, it will be secured by the securities in your Securities Account. We will charge the same rate of interest we charge for other margin loans. By signing this agreement you acknowledged receipt of Bradford's written explanation of margin interest charges. As with any margin account, you must be in compliance with all current regulations and New York Stock Exchange maintenance requirements.


CHECKS AND VISA GOLD CASH ADVANCE TRANSACTIONS: We will debit your account immediately whenever a check is presented for payment on your behalf; or when we are notified that you or an additional authorized Visa Gold cardholder has effected a Visa Gold card cash advance. You authorize us to automatically transfer funds from your BCM Account to Provident to cover checks or to PNC to cover Visa Gold cash advances.


You agree that neither Bradford, nor Provident will be liable for any loss you incur in connection with the checkwritting privilege unless we are negligent in fulfilling this Agreement. In no event will we, Bradford, Provident or PNC, be liable for consequential, special or indirect damages or loss.

ANNUAL FEE: We will deduct an annual fee from your BCM Account for processing and administrative services. The base fee is currently $50 and Bradford reserves the right to change the fee at its sole and absolute discretion. We will notify you before any increase in fee becomes effective.

SERVICES:


APPROVING THE VISA GOLD CARD: If you would like a Visa Gold card as part of your BCM Account, complete the credit card application included in this package. This optional service costs an additional $30 per year. PNC, the card issuing the bank, must approve your application for the credit card before any Visa Gold services can be linked with your BCM Account. The approval of your Visa Gold card will be made at the sole discretion of PNC, based on their credit approval criteria, and not by Bradford. If approved, PNC will issue and service your Visa Gold card account with a minimum credit line of $5,000. Credit cards cannot be issued for corporate accounts.


ADDITIONAL CARDS: Each individual applicant who signs the BCM Account application may apply for and receive a Visa Gold card for use in connection with your BCM Account. You and other individual cardholders who are BCM clients may jointly authorize the issuance of additional cards. Additional cardholders who are not BCM Account clients are not authorized to buy or sell securities or to use the checkwriting privilege associated with the BCM Account. The fee for the BCM Account with the optional Visa Gold card includes the issuance of up to three cards. There is a charge for the issuance of each additional card.


USING THE VISA GOLD CARD: You, and any additional cardholder may use the credit card to charge goods and services wherever the Visa Gold card is accepted (Visa Gold charge transactions). You may also obtain cash advances at participating financial institutions or any Plus System location (Visa Gold cash advance transactions). The amount of purchases and cash advances may not exceed the available credit on your Visa Gold card.


You agree to accept financial responsibility with respect to all Visa Gold charge and cash advance transactions effected by any cardholder, including additional cardholders, in accordance with the Credit Card Agreement.

PNC will send you a statement showing your Visa Gold transactions and/or other activity for the billing period in which such transactions or other activity occurred.


You authorize Bradford to automatically transfer funds from the Combined
Asset Value of your BCM Account to pay amounts to PNC when requested by PNC.
The amount of any cash advance transactions will be transferred from your BCM Account on the day such item is presented for payment. Charge transactions from the most recent billing period will be transferred from your BCM Account once a month on the payment date indicated on the statement issued you by PNC. If your Combined Asset Value will not pay the entire amount of newly-billed Visa Gold charge transactions on the payment date, you will have 10 days to transfer assets to the BCM account.


If payment is made on or before the applicable due date as provided in the Credit Card Agreement, and there was no previous balance, then no finance charges will be assessed. If you do not make funds available for payment when due, finance charges will accrue as provided in the Credit Card Agreement. In such event, PNC will request payment from your BCM Account on a daily basis for all outstanding amounts due in accordance with the Credit Card Agreement. Whenever finance charges are assessed, the Annual Percentage Rate will be as stated in the Credit Card Agreement.

For additional information regarding your Visa Gold card account, refer to the Credit Card Agreement with will accompany your Visa Gold card(s).

DIRECT INVESTMENT SERVICE: You may arrange to have recurring payments received from either the Federal government or private employee credited to your BCM Account. These payments are credited through arrangements with Provident and applied to your Account accordingly.

AUTOMATIC PAYMENT: You may arrange to have eligible recurring payments debited from your BCM Account. These payments are deducted through arrangements with Provident and debited to your Account accordingly. Eligible payments are defined as: insurance premiums, mortgagees, utilities, and automatic investment plans.


TERMINATION OF THE VISA GOLD CARD FEATURE: Any cardholder who is a BCM Account client may terminate the Visa Gold feature by notifying PNC in writing. In any such event, we request that you return all Visa Gold cards, cut in half, to PNC. Such terminations does not relieve you of responsibility for charge or cash advance transactions made using the Visa Gold card, nor will it terminate your BCM Account. PNC may terminate your Visa Gold card feature in accordance with the terms of the Credit Card Agreement, but such termination need not terminate your BCM Account.


REVOKING ADDITIONAL CARDHOLDERS' PRIVILEGES: You may revoke the authority of any additional cardholders who are not BCM clients. To revoke the authority of any additional cardholder, notify PNC in writing. In any such event, we request that you return all Visa Gold cards, cut in half, to PNC. You remain liable for any losses incurred either before incurred either before PNC receives your written notice of revocation or as a result of any use of the Visa Gold card that occurs before we receive written notice, in accordance with the Credit Card Agreement.


TERMINATION OF THE BCM ACCOUNT: You may terminate your BCM Account, including the Securities Account, at any time. Such termination will result in the cancellation of your checkwriting privilege and all Visa Gold cards and additional Visa Gold cards issued in connection with your BCM Account. You will remain responsible, however, for the payment of charges resulting from your Securities Account transactions, checkwriting privilege or Visa Gold card transactions, whether arising before or after termination. Bradford, in its sole discretion, may terminate your BCM Account or any of the features thereof at any time including your Securities Account, the checkwriting privilege, the Visa Gold card and any additional Visa Gold cards. If your BCM Account is terminated, you should promptly destroy all unused checks and Visa Gold cards(s) by cutting them in half, and returning the destroyed Visa Gold card(s) to PNC.


CHANGING THIS AGREEMENT: This agreement or Designated Fund prospectuses may be changed from time to time by Bradford.

LAWS GOVERNING THIS BCM ACCOUNT AGREEMENT: This Agreement is governed by the laws of Tennessee. However, the Credit Card Agreement is governed by Delaware and federal law. If the terms and conditions of the Credit Card Agreement conflict with the description of the Visa Gold card account described herein, the terms and conditions of the Credit Card Agreement shall govern. The terms and conditions of this Agreement and the Credit Card Agreement apply to you, your heirs, executors, administrators, and assigns. It will benefit Bradford's successors and assigns.

                                                                 BRADFORD

                                                                  CAPITAL

                                                               MANAGEMENT

                                                Corporate Account Summary

                                                              Description













                                             J.C. BRADFORD & CO.
                                             MEMBERS NEW YORK STOCK EXCHANGE




                                                                MEMBER S.I.P.C.

                          BRADFORD CAPITAL MANAGEMENT
                          ACCOUNT SUMMARY DESCRIPTION

   The Bradford Capital Management (the "Account") is an integrated financial services program that allows clients of J.C. Bradford & Co. ("Bradford") to provide for the centralization of their assets. Through an Account, an investor may be able to employ efficiently seven financial services.

- Bradford securities margin account (the "Securities Account")

- One of three no-load money-market portfolios:* Bradford Money Fund, Bradford Municipal Money Market Portfolio, and Bradford Government Obligation Money Market Portfolio; or J.C. Bradford & Co. Immediate Credit Interest

- A check-writing privilege on an account maintained at ("PNC")

- An optional Visa Gold(R) card provided by a PNC

- A consolidated quarterly statement and a year-end statement by Bradford

- Direct Investment of salary and/or government payments

- Direct payment of recurring eligible expenses

-----------------

* The funds are obligated to reimburse Bradford for certain expenses incurred in distribution and promotion of the Fund shares. See "Distribution of Shares" in the enclosed Fund Prospectus.

  To participate, an investor must place cash, marginable securities or a combination of the two having a gross market value of no less than $10,000 ("Combined Asset Value"), in a Securities Account and must enter into an Account Agreement and a Customer's Agreement with Bradford. Any cash in a Securities that can be withdrawn or transferred to the participant on demand without giving rise to interest charges ("Available Cash") will be invested automatically in whichever of the funds the investor designates (the "Designated Fund") or in the J.C. Bradford & Co. Immediate Credit Interest (the "Credit Interest"). To cover transactions involving charges incurred in utilizing the check-writing privilege ("Check Charges") and use of the Visa Gold card ("Visa Gold Transactions") payment will be made from and to the extent of (1) any available Cash in a Securities Account, including any cash in Credit Interest; (2) the proceeds of the redemption of shares of the Funds, if any; and (3) when necessary, the margin loads extended by Bradford up to the margin load of the marginable securities. A Participant will be required to maintain sufficient assets in the Account to cover payments for Check Charges and Visa Gold Transactions due. For purposes of the Summary Description, Participant refers to those parties in whose name the Account is established.
  A Participant will pay brokerage fees for securities transactions and interest on any margin loans incurred in the use of his Securities Account at rates customarily charged by Bradford. In addition, a Participant will pay for certain banking services provided by PNC in connection with the check-writing privilege.
  Bradford will charge each Account an annual administrative fee of $150.
This annual fee will be applied toward the administrative and processing costs incurred in connection with the services, as well as, toward other costs of establishing and maintaining the Account.
  Bradford reserves the right to change its annual administrative and other fees at any time. Bradford has the right to reject any application to open an Account and to terminate an Account for any reason. The conditions for establishing an Account may be altered or waived by Bradford, either with respect to services generally or with respect to special groups or limited categories of individuals.

                        FEATURES OF THE BRADFORD CAPITAL
                               MANAGEMENT ACCOUNT
  The financial services provided to a Participant and certain other features of the Account are described below.

ACCOUNT SERVICES
  SECURITIES ACCOUNT. Securities Accounts may be opened directly with Bradford or, if approved by Bradford, with certain brokers that clear through Bradford. Securities Accounts are established and maintained pursuant to rules administered by the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the National Association of Securities Dealers, Inc., The New York Stock Exchange, Inc., and other national securities exchanges registered under the Securities Exchange Act of 1934. Participants may use Securities Accounts to purchase and sell securities on margin or on a fully-paid basis. All customary transactional fees incurred in the use of the Securities Account, including brokerage fees for securities transactions and interest on margin loans, if any, must be paid by the Participant. The interest rates charged by Bradford for margin loans are based on the published base rate depending upon the amount owed as more fully explained in the Customer Agreement. Under rules of the Board of Governors of the Federal Reserve
System, the maximum loan value of marginable common stock is presently 50% of its current market value.
  THE DESIGNATED FUNDS. Each of the Designated Funds offers an investor a different investment objective, as more fully described in the accompanying Prospectuses. Bradford Money Fund is a no-load, short-term, tax exempt money market portfolio; and Bedford
Government Obligations Money Market Portfolio is a no-load, short-term government money market portfolio. The purchase or redemption of shares of any of these Designated Funds is at net asset value without any sales charge, as set forth in the accompanying Prospectuses.
  Available Cash will be automatically invested daily in shares of the Designated Fund.
  A Participant may have Available Cash invested in only one Designated Fund at any one time. However, upon notice to Bradford, shares of that portfolio may be redeemed and the proceeds reinvested at no charge in shares of another Designated Fund. See "Purchase and Redemption of Shares" in the Prospectuses.
  Shares of Designated Fund are redeemed automatically at net asset value as necessary to satisfy debit balances resulting from securities transactions in the Securities Account, Check Charges and Visa Gold Transactions or for other Account charges. A Participant may also redeem Designated Fund shares upon oral or written request to Bradford.
  Each of the Designated Funds declares dividends daily and pays dividends monthly. Such dividends are reinvested in additional shares. Although each of the Designated Funds provides a Participant with a means of earning cash, interests in the Designated Funds are not bank accounts and are not protected by the Federal Deposit Insurance Corporation. However, shares of the Designated Fund held in the Securities Account are subject to Securities Investor Protection Act, which protects brokerage clients from losses up to $500,000 (including $100,000 in cash) arising from the insolvency of the brokerage firm. As added protection against such losses, Bradford has obtained an additional $49,500,000 of insurance coverage from Aetna Casualty & Surety Company which generally follows the conditions and limitations of the Securities Investors Protection Act.
  INVESTMENT IN SHARES OF THE DESIGNATED FUND IS ONLY ONE OF THE SERVICES PROVIDED AS PART OF THE ACCOUNT. INVESTORS ARE ADVISED TO READ THE PROSPECTUS FOR THE APPROPRIATE DESIGNATED FUND IN CONJUNCTION WITH THE ACCOUNT AGREEMENT, THE CUSTOMER'S AGREEMENT WITH BRADFORD, AND THE APPLICATION FORMS AND
AGREEMENTS PROVIDED BY PNC. IF THE INVESTOR'S OBJECTIVE IS TO INVEST ONLY IN SHARES OF ANY OF THE DESIGNATED FUNDS, THE ACCOUNT MAY NOT BE AN APPROPRIATE INVESTMENT.
  CREDIT INTEREST. An alternative to the Designated Fund is the J.C. Bradford Immediate Credit Interest Program, a service which enables the Available Cash to earn interest while waiting for a reinvestment opportunity. Available Cash of $1,000 or more starts earning interest immediately at the J.C. Bradford & Co. Money Market Rate as described in the Immediate Credit Interest Form (JCB-017 7/94).
  The Available Cash is used automatically as necessary to satisfy debit balances resulting from securities transactions in the Securities Account, Check Charges and Visa Gold Transactions, or for other Account charges.
  CHECK-WRITING PRIVILEGE. Participants may write checks on an account maintained at PNC. There is no minimum dollar amount as to checks written, and no per-check charge (excessive check charge may apply). Upon approval of an Account, a Participant will receive 200 personalized checks at no cost. When notified, Bradford will reimburse PNC for all such checks paid, and will debit Participant's Account accordingly. The Participant will also be charged for certain banking services provided by PNC in connection with the check-writing privilege, such as stop payment orders; copies of cancelled checks; insufficient funds; or excessive number of checks written on a monthly basis. Additional checks will be supplied upon payment of a fee.
PNC will notify Bradford each PNC business day of checks written by Participants that were presented to PNC for payment.
  STATEMENTS. All automatic purchases and redemptions of Designated Fund shares and dividend reinvestment, as well as margin interest charges, if any, Securities Transactions, dividends on securities held in the Securities Account and Check Charges will be reflected on a monthly Account statement sent to each Participant. A statement will only be received quarterly, however, whenever the activity in the Account has been limited to a money fund dividend or interest on Credit Interest balances. If a Participant has elected certain optional features such as the Visa Gold card, Direct Investment, or Automatic Debit, these also will be reflected on the Bradford Statement.
  In addition, each participant will receive a year-end statement summarizing the entire year's buys and sells as well as dividend and interest activity.
  AUTOMATIC DEBIT. A Participant may arrange to have eligible recurring payments automatically debited from the Account. These payments will be debited through arrangements with PNC and deducted from the Account accordingly. Eligible payments are defined as: insurance premiums, mortgages, utilities, and automatic investment plans.
  VISA GOLD CARD (OPTIONAL). Participants may apply for and receive a Visa Gold card for use in connection with the Account. Account Participants may authorize the issuance of additional cards. Additional cardholders who are not Account Participants are not authorized to buy or sell securities or to use the check-writing privilege associated with the Account. The fee for the Account with the optional Visa Gold card includes the issuance of up to three cards. There is a charge for the issuance of each additional card.
  A Participant and any additional cardholder may use the credit card to charge goods and services wherever the Visa Gold card is accepted. A Participant may also obtain cash advances at participating financial institutions or any Plus System automatic teller location. The amount of purchase and cash advances may not exceed the available credit on the Visa Gold card.
  Each Participant agrees to accept financial responsibility for all Visa Gold charges and cash advance transactions effected by any cardholder, including additional cardholders, in accordance with the Credit Card Agreement.
  Each month, PNC will prepare a statement listing all Visa Gold transactions and/or other activity processed since the previous statement. The statement will set forth the date on which PNC National Bank will request payment from Bradford. The Participant's Account will then be debited for the amount appearing on the Visa Gold statement as decreased by any adjustments or payment since the statement was prepared. A Participant should notify PNC National Bank of any disputed charges as soon as possible receiving the Visa Gold statement. If notification is received no fewer than three business days prior to the date on which the Account is to be debited, appropriate adjustments to the debit amount will be made.
  Whenever a cardholder effects a Visa Gold cash advance, PNC National Bank will notify Bradford and the Account will be debited immediately for that amount.
  Bradford will debit a Participant's Account only up to an amount equal to the Combined Asset Value. Should the Combined Asset value of the Account not be sufficient to cover Visa Gold Transactions, a Participant will receive timely notice and will be required to transfer assets to the Account from which these obligations can be satisfied. Failure to make prompt payment may result in such action by PNC National Bank as may be permitted under the Credit Card
Agreement, including the termination of the Visa Gold card or the imposition of delinquency charge. Termination of the Visa Gold card will not necessarily result in Bradford's termination of the Account.
  If any Visa Gold card is lost or stolen, a Participant should report the loss immediately by PNC by calling 1-800-635-1629. This number is available 24 hours a day, seven days a week.
  DIRECT INVESTMENT. A Participant may arrange to have recurring payments received from payments received from either the Federal government or private employers credited directly to the Account. These payments are credited through arrangements with Provident and applied to the Account accordingly.

OTHER INFORMATION
  Bradford reserves the right to terminate any Participant's Account for any reason. Although a Participant's Account will not be terminated solely because its value falls below $10,000, Bradford may terminate the Account if its average value is less than $3,000 for each of two consecutive months. Bradford will terminate an Account, however, only after giving the Participant 30 days' notice to permit the Participant to restore the Account value to $3,000. New York Stock Exchange rules require that a minimum of $2,000 of equity be maintained in the Securities Account. Individuals will be prohibited from maintaining both an Account and a non-Account margin account. Upon termination of a Participant's Account, Bradford will redeem automatically the Participant's Designated Fund shares and after payment of all charges to Bradford, make the proceeds available to the Participant.
  Bradford, in its discretion, may waive or modify certain of the conditions for participating in the program. Bradford has waived the $10,000 minimum for any employee of Bradford or its subsidiaries, who may open an Account by placing in a Securities Account cash, marginable securities or a combination of the two having a gross market value of no less than $2,000. New York Stock Exchange Rules require that the average value of a Securities Account maintained by such an employee not be less than $2,000.
  Participants (except Participants in Alaska, Hawaii or Puerto Rico) who have questions about their Securities Accounts or their Designated Fund shares should call (800) 251-1060, and those in Alaska, Hawaii or Puerto Rico should call
(615) 748-9000. Participants with questions concerning Visa Card Transactions or Check Charges should call the toll-free number appearing on their PNC statements. Bradford Brokers will not have information available to them to answer questions concerning the Visa Card or Visa Card Transactions.
  Investors should be aware that the check-writing feature of an Account is intended to afford Participants easy access to the assets in their Account and that an Account is not a bank account. From time to time, certain state administrative agencies have questioned whether the operation of arrangements similar to the Account constitutes banking under the laws of their states. In addition, legislation has been proposed in certain states that, if enacted, could require a modification of the Account in those states. Bradford and the Designated Funds are not banks and they believe that the operation of he Account does not constitute banking under the laws of any state. Final adverse rulings in any state that the Account constitutes unauthorized banking or the adoption of legislation by any state affecting the Account could force Bradford to terminate accounts of Participants who are residents of any such state.

                                    *  *  *

  No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in the Summary Description or accompanying Prospectuses or the Statements of Additional Information, in connection with the offers contained therein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, their Investment Adviser, or their Distributor. These Prospectuses do not constitute an offer in any state in which such offer may not lawfully be made.

                                    *  *  *

THIS SUMMARY DESCRIPTION MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS OF THE BRADFORD MONEY FUND, THE BRADFORD MUNICIPAL MONEY MARKET PORTFOLIO, OR THE BRADFORD GOVERNMENT OBLIGATION MONEY MARKET PORTFOLIO.

                     BRADFORD CAPITAL MANAGEMENT PROGRAM


Enter information as it should
appear on checks                              Account Number  |_|_|_|_|_|_|_|_|_|_|

  Name & Address
  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

Additional Check Information  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|


   CIRCLE ONE                         ADDRESS ON CHECKS
      1  Bradford Money Fund            [ ] YES
      2  RBB/Bradford Tax Exempt        [ ] NO
      3  RBB/Bradford Govt Obliation
      4  Credit Interest

     Choose one                       TYPE OF CHECKS
     [ ] Checking Only                  [ ] WALLET
     [ ] Checking and Credit Card           (no charge for first order.
                                            $15 for reorder of 200 checks)
                                        [ ] BUSINESS
                                            (prices may vary)

--------------------------------------------------------------------------------------------------------------------------------
                  PLEASE BE SURE TO SIGN BOTH AGREEMENT AREAS AS WELL AS THE SIGNATURE CARD BELOW. THANK YOU.
--------------------------------------------------------------------------------------------------------------------------------
                YOU THEREBY CONSENT AND AGREE TO THE TERMS AND CONDITIONS OF THE ATTACHED BRADFORD CAPITAL MANAGEMENT AGREEMENT.
 BRADFORD                                       FOR USE BY INDIVIDUAL OR JOINT ACCOUNT

 CAPITAL        X                                       X
                ---------------------------------       -------------------------------------
MANAGEMENT      Customer's Signature                    Joint Party's Signature

AGREEMENT       X           | | | | | | | | | | |       X
                ---------------------------------       -------------------------------------
SIGNATURES      (Date)                                  (Date)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                YOU THEREBY CONSENT AND AGREE TO THE TERMS AND CONDITIONS OF THE ATTACHED SECURITIES ACCOUNT MARGIN AGREEMENT.
SECURITIES                                      FOR USE BY INDIVIDUAL OR JOINT ACCOUNT.

 ACCOUNT
                ---------------------------------       -------------------------------------
 MARGIN         Customer's Signature                    Joint Party's Signature

AGREEMENT                   | | | | | | | | | | |
                ---------------------------------       -------------------------------------
SIGNATURES      (Date)                                  (Date)

                MARGIN ACCOUNTS AND THE LENDING AGREEMENT BECOME OPERATIVE ONLY WHEN TRANSACTIONS
                              ARE EFFECTED ON A GENERAL MARGIN ACCOUNT BASIS.
--------------------------------------------------------------------------------------------------------------------------------
  THE BROKERS OF                                             SIGNATURE CARD
J.C. BRADFORD & CO.
BRADFORD CAPITAL MANAGEMENT PROGRAM                    Authorized Signature Card
                                                       for Checking Privileges at
Account Title                                                  PNC Bank

(as it appears on application)                Number of Signatures     [ ]   One must sign
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|     Required on Checks       [ ]   Two must sign
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|

                                              [ ] New Account
                                              [ ] Change to account

-------------------------------------------------------------------------------------------
                                  AUTHORIZED SIGNATURES
NOTE: ONLY BLUE OR BLACK INK IS TO BE USED WHEN PREPARING AND SIGNING THE SIGNATURE CARD
-------------------------------------------------------------------------------------------
1.                                             2.

-------------------------------------------------------------------------------------------
3.                                             4.

-------------------------------------------------------------------------------------------
5.                                             6.

-------------------------------------------------------------------------------------------
Signature(s) Guaranteed                                     Today's Date

----------------------------------------------------        -------------------------

(PLEASE RETURN ALL ABOVE SIGNATURES TO YOUR BRADFORD BROKER)                          11/95

                                Service Numbers
                                ------- -------
                       BRADFORD CAPITAL MANAGEMENT LINE
                                1-800-377-4267
                            (for balances 24 hours)

Automated VISA Acct. Information                Check Inquiries
1-800-762-2273                                  1-800-222-2367
PNC Service Corp.                               PNC Bank
Customer Service - 764                          Mail Stop 17th Street
Pittsburgh, PA 15265                            Philadelphia, PA 19103
Lost or Stolen Credit Card
     1-800-222-2367

               DETACH AND RETAIN THIS ROLODEX CARD FOR YOUR USE.

                               BRADFORD CAPITAL
                                  MANAGEMENT

                               A COMPREHENSIVE
                                 ACCOUNT FOR
                             MANAGING YOUR ASSETS

                             J.C. BRADFORD & CO.
                    MEMBERS NEW YORK STOCK EXCHANGE, INC.
                                 MEMBER SIPC

                             J.C. BRADFORD & CO.
                    MEMBERS NEW YORK STOCK EXCHANGE, INC.
                               MEMBER S.I.P.C.



--------------------------------------------------------------------------------
                                BROKER'S NAME


--------------------------------------------------------------------------------
                                 PHONE NUMBER


--------------------------------------------------------------------------------
                                   ADDRESS


--------------------------------------------------------------------------------
                                ACCOUNT NUMBER


PLEASE RETAIN THIS
ROLODEX CARD FOR
YOUR CONVENIENCE

                               SURETY AGREEMENT

IN CONSIDERATION of credit granted by PNC NATIONAL BANK (hereinafter referred to as "Bank") to


-------------------------------------------------------------------------------
                  (Fill in Name of business or partnership)

(hereinafter referred to as "Debtor"), the undersigned (each jointly and severally if more than one and hereinafter jointly and severally referred to as "Surety") hereby:
        1. Becomes an unconditional surety to Bank, its successors, endorsees and assigns for the prompt payment when due of all existing and future liabilities and obligations of Debtor to Bank, whether absolute or contingent, direct or indirect, sole, joint or several of any nature whatsoever and out of whatever transactions arising, including, without limitation, continuing interest thereon and any reasonable costs and legal expenses incurred by Bank in the enforcement thereof (hereinafter collectively referred to as the "Debtor Liabilities");
        2. Assents to all agreements made or to be made between Bank and any other person(s) liable, either absolutely or contingently, on any Debtor Liabilities, including Debtor and any co-maker, endorser, surety, or guarantor (any such person being hereinafter referred to as an "Obligor"), and further agrees that Surety's liability hereunder shall not be reduced or diminished by such agreements in any way;
        3. Consents that Bank may, at its sole option, without in any way affecting Surety's liability hereunder: (a) exchange, surrender or release any or all collateral security or any guaranty or surety held by Bank for any of the Debtor Liabilities; (b) renew, extend, modify, supplement, amend, release, alter or compromise the terms of any or all of the Debtor Liabilities; and (c) waive any of Bank's rights or remedies against Debtor; and
        4. Warrants that the address specified herein, immediately opposite Surety's name, is Surety's current and correct residence address if Surety is a natural person, or principal place of business address if Surety is a corporation, partnership, or other legal entity, and agrees to notify Bank, in the manner hereinafter specified, within three days of change in Surety's address.

                              CONTINUING SURETY
        This Surety Agreement shall be a continuing one and shall be binding upon Surety regardless of how long before or after the date hereof any of the Debtor Liabilities was or is incurred; provided, however, that Surety, and if more than one, any such Surety may give Bank written notice, in the manner hereinafter specified, of such Surety's intention to exclude from that Surety's liabilities hereunder any Debtor Liabilities incurred on or after the Effective Date of such notice. The Effective Date of any such notice is defined as the fifth banking day following proper receipt by Bank thereof or any later date specified therein. It is expressly provided, however, that no such notice shall reduce, diminish or release the notifying Surety's liabilities hereunder with respect to: (a) any Debtor Liabilities that are incurred prior to the Effective Date of such notice; (b) any Debtor Liabilities which Bank, in good faith, permits to be incurred pursuant to an agreement entered into prior to the Effective Date of such notice, if such agreement by its terms obligates Bank to permit such Debtor Liabilities to be incurred, notwithstanding the existence of any fact on the basis of which Bank could have refused to allow such Debtor Liabilities to be incurred; (c) any Debtor Liabilities that constitute renewals, extensions or modifications of Debtor Liabilities described in (a) or
(b) above; or (d) continuing interest on Debtor Liabilities described in (a),
(b) or (c) above and any reasonable costs and legal expenses incurred by Bank in the enforcement thereof.

                           UNCONDITIONAL LIABILITY
        Surety's liability hereunder is absolute and unconditional and shall not be reduced, diminished or released in any way by reason of: (a) any failure by Bank to obtain, retain or preserve, or the lack of enforcement of, any rights against any person including without limitation any Obligor or in any property;
(b) the invalidity of any such rights which Bank may attempt to obtain; (c) any delay in enforcing or any failure to enforce such rights even if such rights are thereby lost; or (d) any delay in making demand on any Obligor for performance or payment of the Debtor Liabilities or any of them. Bank may apply any payment received on account of the Debtor Liabilities to or on account of such of the Debtor Liabilities, and in such order, as Bank in its sole discretion may elect.

                              SECURITY INTEREST

        As security for the prompt payment when due of the liabilities of Surety hereunder, Surety (and if more than one, each of them) hereby grants to Bank a lien and security interest in all property of Surety now or at any time hereafter in Bank's possession or which it may have the right to have in its possession in any capacity, including but not limited to any balance or share of any deposit, trust, agency or escrow account, or otherwise, now or hereafter owed by Bank from time to time to Surety in any regard or in any capacity, and whether or not due. Surety assumes full responsibility for preservation of all collateral and the taking of any action to preserve any rights therein or against prior parties thereto. If any liability of Surety hereunder is not paid to Bank when due, Bank may forthwith: (a) set-off against the liabilities of Surety hereunder all moneys owed by Bank in any capacity to Surety, whether due or not, and Bank shall be deemed to have made such set-off immediately upon any such liability of Surety becoming due, even though entered on Bank's books subsequent thereto; and (b) sell all or any part of any property held as security on any exchange or brokers' board or at any public or private sale, at the option of Bank, at any time or times, without advertisement or demand upon or notice to Surety (all of which are hereby waived), except such notice, if any, as may be required by law and cannot be waived, with the right on the part of Bank or its nominee to become the purchaser thereof at any such sale free from any equity of redemption and from all other claims. Said lien and security interest shall be independent of any right of set-off which the Bank may have.

                                   WAIVERS
        Surety hereby waives all notices of any character whatsoever with respect to this Surety Agreement and the Debtor Liabilities, including but not limited to, notice of the present existence of future incurring of any Debtor Liabilities; of the amount, terms and conditions thereof; and of any defaults thereon. Surety hereby consents to the taking of, or failure to take, from time to time without notice to Surety, any action of any nature whatsoever with respect to the Debtor Liabilities and with respect to any rights against any person or persons (including without limitation any Obligor) or in any property, including without limitation any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases, and Surety will remain fully liable hereunder notwithstanding any of the foregoing. The granting of an express written release of any Surety's liability hereunder shall be effective only with respect to the liability hereunder of any one or more Sureties who are specifically so expressly released, but shall in no way affect the liability hereunder of any Surety not so expressly released. The death or incapacity of any Surety shall in no way affect the liability hereunder of any other Surety, except as provided herein. Surety hereby waives the benefit of all laws nor or hereafter in effect in any way limiting or restricting the liability of Surety hereunder, including without limitation: (a) all defenses whatsoever to Surety's liability hereunder except the defense of payments made to Bank on account of the Debtor Liabilities and the Surety's liability hereunder; (b) all right to stay of execution and exemption of property in any action to enforce the liability of Surety hereunder; and (c) Surety hereby expressly waives: (i) notice of acceptance hereof: (ii) any presentment, demand, protest, dishonor, notice of dishonor or any other notice of any kind; and (iii) any right of indemnification and any and all other rights at law or in equity of a surety and/or a guarantor.

         So long as the Debtor Liabilities have not been paid in full, no payment by any Surety shall entitle Surety, to subrogation, contribution, or otherwise, to succeed to any of the rights of Bank, including rights to any payment made on account of the Debtor Liabilities, regardless of the source of such payment. Surety hereby waives any benefit of and any right to participate in any collateral security now or hereafter held by Bank or any failure or refusal by Bank to perfect an interest in any collateral.

                               PAYMENT OF COSTS

         In addition to all other liability of Surety hereunder, Surety also agrees to pay to Bank on demand all costs and expenses (including reasonable attorney's fees and legal expenses) which may be incurred in the enforcement of the liability of Surety hereunder.

                         ACCELERATION OF LIABILITIES

         Upon the occurrence of any of the following events, all of the Debtor Liabilities shall, at Bank's sole option, be deemed to be forthwith due and payable for the purposes of this Surety Agreement and the liability of Surety hereunder, whether or not Bank has any such rights against any other Obligor, and whether or not Bank elects to exercise any of its rights or remedies against any other person, including without limitation any other Obligor: (1) the nonpayment when due of any amount payable under or on any of the Debtor Liabilities, or the failure of Surety to observe or perform any agreement of any nature whatsoever with Bank; (2) if Surety becomes insolvent or makes an assignment for the benefit of creditors, or if any petition is filed by or against Surety under any provision of any state or federal law or statute alleging that Surety is insolvent or unable to pay debts as they mature or under any provision of the Federal Bankruptcy Act; (3) the entry of any judgment against Surety which remains unsatisfied for fifteen (15) days or the issuing of any attachment, levy or garnishment against any property of Surety or the occurrence of any substantial change in the financial condition of Surety which, in the sole, reasonable judgment of Bank, is materially adverse; (4) the dissolution, merger, consolidation or reorganization of Surety, if Surety is a corporation or partnership, without the express prior written consent of Bank;
(5) the death, incarceration or adjudication of legal imcompetence of Surety, if Surety is a natural person; (6) if any information heretofore or hereafter furnished to Bank by Surety or delivered to Bank in connection with any of the Debtor Liabilities, should prove to be materially false or incorrect; (7) the failure of Surety to furnish to Bank such financial and other information as Bank may reasonably request or require; (8) the occurrence of an Event of Default or a default under any agreement between Surety and Bank.

                          NOTICES TO BANK BY SURETY

         Any notice to Bank by Surety pursuant to the provisions hereof shall be sent certified mail, return receipt requested, to:
                PNC National Bank
                Revolving Credit Department
                P.O. Box 8928
                Wilmington, DE 19899-8928

         Notice by any one or more Surety shall not, in any way, reduce, diminish or release the liability of any other Surety. In the event that this Agreement is preceded or followed by any other guaranty or surety agreements(s), all rights granted Bank in such agreement(s) shall be deemed to be cumulative.

                                MISCELLANEOUS

         This Agreement shall be binding upon Surety and Surety's heirs, executors, administrators, successors, assigns, and other legal representatives, and shall inure to the benefit of the Bank, its endorsees, successors and assigns forever. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Surety intends to be legally bound hereby. All issues arising hereunder shall be governed by the laws of Delaware.


                Executed this ____ day of _____________, 19__.

                            INDIVIDUALS SIGN BELOW


------------------------------------      --------------------------------------
Name                                                  Residence Address


------------------------------------      --------------------------------------
Name                                                  Residence Address


------------------------------------      --------------------------------------
Name                                                  Residence Address

                       SURETY AGREEMENT MUST BE SIGNED
                     AND ACCOMPANY VISA GOLD APPLICATION


APPLICANT
Type of Account  [ ] Corporation   [ ] Partnership    Legal Name of Corporation, Trust or other Applicant
                 [ ] Other ______________________     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
__________________________________________________________________________________________________________________
PERSON APPLYING FOR THIS ACCOUNT ON BEHALF OF THE APPLICANT

First Name                    M.I.    Last Name (indicate Jr., Sr., etc.)   Date of Birth    No. of dependents  Home Telephone
                                                                                             (excluding self)


Home Street Address                              City              State         Zip                  How Long?
                                                                                                      Yrs. ____ Mos. _____

Social Security No.     Relationship to Entity (title, function)   How Long?                 Check if          Gross Monthly Income
                                                                                           [ ] Self-Employed
                                                                   Yrs. _____ Mos._____    [ ] Retired         $

Business Street Address                         City               State        Zip                     Business Telephone


Other Monthly Income - Person Applying Should Complete. Income from      Name & Address of Source      Other Monthly Income
alimony, child support or separate maintenance need not be revealed      of Other Monthly Income       $
if you do not wish to have it considered for repaying this obligation.

Other Debts                                     Type of Debt (check all that apply)           Total Outstanding    Total Other
Person applying for Entity Complete.            [ ] Visa(R)       [ ] Finance company loan    Balances             Monthly
List all installment loans, credit cards,       [ ] Mastercard(R) [ ] Department store                             Payments
charge accounts, etc.                           [ ] Bank loan     [ ] Other

Savings Money      Name of
Market Accounts    Institution      Current Balance           Checking Account #     Name of Institution   Current Balances

____________________________________________________________________________________________________________________________________
ADDITIONAL CARDHOLDER(S) (IF APPLICABLE)

Additional Card:  There is no extra charge for the first three cards issued in each account.  Additional cards are provided at a one-time cost of $10 each. Please issue a card on my/our account to:
First Name                              M.I.    Last Name (indicate Jr., Sr., etc.)                     Relationship

First Name                              M.I.    Last Name (indicate Jr., Sr., etc.)                     Relationship
------------------------------------------------------------------------------------------------------------------------------------
AGREEMENT: The person signing below certifies and warrants that he/she is authorized to sign this application on behalf of the applicant; that the applicant will be bound by the terms of PNC's Credit-Card Agreement as in effect from time to time and the
Bradford Capital Management Account Agreement and will repay any obligations incurred under either of said agreements.  The person signing below also agrees to be individually bound by the terms of PNC's Credit Card Agreement as in effect from time to time and the Bradford Capital Management Account Agreement and be personally responsible for any obligations incurred under either of said agreements.  The person signing below has the authority to authorize on behalf of the applicant and does authorize PNC National Bank to: (1) check the credit and employment history of the signer as well as the applicant; (2) retain this application; and (3) obtain from and exchange the signer's and applicant's financial information with any of Bank's affiliates or correspondents.
------------------------------------------------------------------------------------------------------------------------------------
PERSON APPLYING ON BEHALF OF APPLICANT (INDIVIDUALLY AND AS AUTHORIZED SIGNER FOR APPLICANT)            DATE
X
------------------------------------------------------------------------------------------------------------------------------------
                                                        Disclosure Summary
                                                                                                                  Late Payment and
Annual Percentage                             Balance Calculation                          Transaction Fee        Over-the-Credit
Rate on Purchases      Grace Period For       Method for                Membership Fees    For Cash Advances      Limit Fees
and Cash Advances      Purchases              Purchases
------------------------------------------------------------------------------------------------------------------------------------
   16.99%               You have 25 days        Average Daily            No separate fee     $1.00 for each         Late Payment
                        to repay your           Balance                                      Automatic Teller       fee: $7 (after
                        entire balance          (Including                                   (ATM) transaction       25 days) Over-
                        before being            new purchases)                                                       the-Credit-
                        charged a finance                                                                            Limit fee: $7
                        charge for new                                                                               (if 10% over
                        purchases                                                                                     Limit)


The information about the costs of the card described in this application is accurate as of 11/1/91.  The information may change after that date.
To find out what has changed, write us at:  PNC National Bank, Disclosure Information Dept., P.O. Box 8929, Wilmington, DE 19899,
and ask for the latest information regarding the Bradford Cash Management Account Visa Gold Card Provided by PNC, Wilmington, DE.
Member FDIC.

SECURITIES ACCOUNT MARGIN AGREEMENT
                        CONSENT TO LOAN OF SECURITIES

    In consideration of the acceptance by J.C. Bradford & Co. ("Bradford") of the account(s) in which the undersigned applicants(s) (all such signatories hereto, whether acting in their individual or representative capacities, are referred to in this Agreement as "you") have an interest, alone or with others, which you have opened or open in the future, with Bradford for the purchase and sale of securities or commodities you agree as follows:

1. RULES AND REGULATIONS: All transactions for your account shall be subject to the then applicable constitution, rules, regulations, customs and usages of the exchange or market and its clearing house, if any, where executed by Bradford or its agents; and where applicable, the Securities Exchange Act of 1934, as amended; the Commodity Exchange Act, as amended; the rules and regulations of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System and the Commodity Futures Trading Commission.

2. WAIVER: You agree that no provision of this Agreement shall be waived, altered, modified or amended unless committed to in writing and signed by a partner of Bradford. No waiver of any provision of this Agreement shall be deemed a waiver of any other provision, nor a continuing waiver of the provision(s) so waived.

3. SEVERABILITY: If any provision of this Agreement is held to be invalid, void or unenforceable by reason of any law, rule, administrative order or judicial decision, that determination shall not affect the validity of the remaining provisions of this Agreement.

4. SECURITY INTEREST: All monies, securities, commodities or contracts relating thereto and all other property in any account in which you have an interest (held either individually, jointly or otherwise) or which may at any time be in Bradford's possession for any purpose, including safekeeping, shall be subject to a general lien for the discharge of all obligations you may have to Bradford, however and whenever arising. All securities and other property shall be held by Bradford as security for the payment of all such obligations or indebtedness in any account in which you may have an interest.

5. LOAN OR PLEDGE OF SECURITIES: All monies, securities and commodities or contracts relating thereto and all other property which Bradford may at any time be carrying for you or in which you may have an interest, may from time to time and without notice be carried in Bradford's general loans and may be pledged, repledged, hypothecated or rehypothecated, separately or in common with other securities or any other property for the sum due Bradford thereon or for a greater sum without retaining in Bradford's possession and control for delivery a like amount of similar securities or commodities. Subject to applicable law, Bradford, without notice to you, may apply and/or transfer any or all monies, securities, commodities or contracts relating thereto and all other property interchangeably between accounts or to accounts in which you have an interest or which are guaranteed by you (except regulated commodity accounts). Bradford is hereby specifically authorized to transfer to your cash account on settlement day any excess funds available in any of your other accounts, including but not limited to any free balances in any margin account, sufficient to make full payment of cash purchases. You agree that any debit occurring in any of your accounts may be transferred at Bradford's option to your margin account. You hereby authorize Bradford, from time to time, to lend, separately or together with property of others, to itself or others, any property it may be carrying for you on margin. This authorization shall apply to all accounts for you.

6. INTEREST CHARGES: Debit balances in your accounts shall be charged interest or service charges in accordance with Bradford's policies and at prevailing rates determined by Bradford.

7. LIQUIDATION: You understand that, notwithstanding a general policy of giving customers notice of margin deficiency, Bradford is not obligated to request additional margin from you in the event your account falls below minimum maintenance requirements. More importantly, there may be circumstances where Bradford will liquidate securities and/or other property in the account without notice to you to ensure that minimum maintenance requirements are satisfied. Bradford shall have the right in accordance with its general policies regarding margin maintenance requirements to require additional collateral or the liquidation of any securities and other property whenever in its discretion it considers it necessary for its protection, including in the event of, but not limited to: Your failure to promptly meet any call for additional collateral; the filing of a petition in bankruptcy by or against you; the appointment of a receiver is filed by or against you; an attachment is levied against any account in which you have an interest or; you death. In such event, Bradford is authorized to sell any and all securities and other property in any account of yours, whether carried individually or jointly with others, to buy all securities or other property which may be short in such account(s), to cancel any open orders and to close any or all outstanding contracts, all without demand for margin or additional margin, other notice of sale or purchase, or other notice of advertisement each of which is expressly waived by you. Any such sales or purchases may be made at Bradford's discretion on any exchange or other market where such business is usually transacted or at public auction or private sale, and Bradford may be the purchaser for its own account. It is understood a prior demand, or call, or prior notice of the time and place of such sale or purchase shall not be considered a waiver of Bradford's right to sell or buy without demand or notice as herein provided.

8. MARGIN: You will at all times maintain positions and margins in your accounts as Bradford, in its discretion, may from time to time require and will pay on demand any debit balance owing with respect to such accounts.

9. GOVERNING LAW: This agreement shall be governed by the laws of the State of New York, and shall insure to Bradford's successors and assigns, and shall be binding on you, your heirs, executors, administrators and assigns.

10.  ARBITRATION DISCLOSURES:
-    ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

- THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

- PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

- THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

- THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

11. ARBITRATION: I AGREE, AND BY CARRYING AN ACCOUNT FOR ME, BRADFORD AGREES, THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN US CONCERNING ANY TRANSACTION WHETHER CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE ARBITRATION AND SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, BEFORE THE NEW YORK STOCK EXCHANGE, INC. OR AN ARBITRATION FACILITY PROVIDED BY ANY OTHER EXCHANGE OF WHICH BRADFORD IS A MEMBER, OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AND IN ACCORDANCE WITH THE ARBITRATION RULES
PERTAINING TO THE SELECTED ORGANIZATION. I MAY ELECT IN THE FIRST INSTANCE WHETHER ARBITRATION SHALL BE BY AN EXCHANGE OR SELF-REGULATORY ORGANIZATION OF WHICH THE BROKER IS A MEMBER, BUT IF I FAIL TO MAKE SUCH ELECTION BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO BRADFORD AT ITS MAIN OFFICE BEFORE THE EXPIRATION OF FIVE (5) DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM BRADFORD
TO MAKE SUCH ELECTION, THEN BRADFORD SHALL MAKE SUCH ELECTION.  THE AWARD OF
THE ARBITRATORS, OR OF THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.

12. SALE ORDERS/DELIVERIES: You agree that when placing a sell order, all "short" sale orders shall be designated as "short" and all "long" sale orders shall be designated as "long". You represent that any sell order which you designate as "long" shall be for securities then owned by you and if such securities are not then deliverable from your account, that you will deliver them on or before settlement date. In the case of the sale of any security, commodity or other property by Bradford at your direction, Bradford's inability to deliver the same to the purchaser by reason of your failure to supply Bradford therewith, you authorize Bradford to borrow such security, commodity or other property necessary to make delivery thereof and you agree to be responsible for any loss which Bradford may sustain thereby and any premiums which it may be required to pay thereon and for any additional loss which it may sustain by reason of its inability to borrow the security, commodity or other property sold on your behalf.


13. BROKER: You understand that in all transactions between you and Bradford, Bradford shall be acting as broker for you, except when Bradford discloses to you that, with respect to such transaction, it is acting as dealers for its account or as broker for some other person.

14. COMMUNICATIONS: Confirmations of transactions and statements of your account shall be conclusive if not objected to in writing to Bradford within 5 days and 10 days respectively after transmitted to you by mail or otherwise. Communications may be sent to you at the address shown on Bradford's records for your account or at such other address as you may hereafter provide to Bradford in writing. All communications sent, whether by mail, telegraph, messenger or otherwise will be deemed given, whether actually received or not.

15. REPRESENTATIONS: You represent that you are of legal age, are not an employee or member of any exchange or a member firm or any corporation of which any exchange owns a majority interest or the NASD or of a bank, trust company, insurance company or other employer engaged in the business of a broker-dealer and that you will promptly notify Bradford if you become so employed. You further represent that, unless otherwise disclosed to Bradford in writing, no one except you has and interest in the account or accounts maintained with Bradford in your name.


16. AGREEMENT CONTAINS ENTIRE UNDERSTANDING/ASSIGNMENT: This Agreement contains the entire understanding between you and Bradford concerning the subject matter of this Agreement. You may not assign the rights and obligations hereunder without first obtaining the prior written consent of Bradford.


BY SIGNING THIS AGREEMENT YOU ACKNOWLEDGE THAT:

1. THE SECURITIES IN YOUR MARGIN ACCOUNT MAY BE LOANED TO BRADFORD OR LOANED OUT TO OTHERS AND;

2.  THAT YOU HAVE RECEIVED A COPY OF THIS AGREEMENT; AND

3.  THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE AT PARAGRAPH 11.

                            CREDIT CHARGE SUMMARY
We are furnishing the following information in order that you may be informed of the terms and conditions governing our charges for credit extended to or maintained for you.
1. CASH ACCOUNTS. Generally, interest is not charged on debit balances in cash accounts, unless there is also a margin debit balance in your account, in which case interest is charged on the total debit balance. However, interest may also be charged on cash account debit balances in unusual circumstances, such as: as prepayment (payment prior to settlement date) of the proceeds of a sale, in which case there would be interest charged for the number of days of early payment; a late payment (after settlement date) for securities purchased; or a debit balance arising from a sell-out or buy-in following a customer's failure to pay for securities purchased or to deliver securities sold.

2. RATE. The annual rate of charge will be determined in accordance with the following:

        AVERAGE DEBIT BALANCE           MAXIMUM CREDIT RATE
          Less than $25,000              Base Rate + 1.75%
          $25,000 - $49,999              Base Rate + 1.50%
          $50,000 - $99,999              Base Rate + 1.00%
          $100,000 - $499,999            Base Rate +  .50%
          Over $500,000                  Base Rate +  .25%

    Our Base Rate will generally be Prime Rate as quoted in the Wall Street Journal. When your interest rate is to be increased for any reason, other than to adjust to changes in the base rate, at least 30 days prior written notice will be given.

3. COMPUTATION OF CHARGES. As stated in our margin agreement, our margin accounts and related finance charges are governed by the laws of the State of New York. In computing credit charges, balances are calculated daily for all types of accounts of a customer, except credit balances in short accounts (Type 5).

    In computing credit charges, cash and margin (Type 1 & 2 Daily Balances) are netted against each other. Each net debit is added to obtain an aggregate debit for the period. This aggregate is multiplied times the interest rate and then divided by 360 days to obtain the interest charges. For those days that have a net credit, this net of cash and margin accounts is carried over and netted against other accounts carried for you (other than short accounts). The same method is then used (adding, multiplying by the rate and dividing by 360).

    If you sell short (or short against the box), and the market value of the security you sold increases above your selling price, the increase will be charged to your Margin Account (type 2) with an offsetting credit to your Short Account (type 5) and interest will be charged in the Margin Account on the increase. Conversely, interest is reduced by any decrease in market value. This is known as "Marking to the Market."

    Our interest is calculated and posted on the last Friday of the month with the last day of the period being the previous day. Interest for December will similarly be calculated and posted on the last working day of the calendar year. To enable you to confirm the accuracy of the monthly interest charge as shown on your statement, the following information will be shown on the statement: the interest rate, the average balance, the member of days in the interest period, the beginning and ending dates of the interest period, and the ending debit balance.

4. COLLATERAL. Your Customer Agreement with us provides a lien on all securities which we hold for you to secure the discharge of all your obligations to us, and gives us the right at any time to require you to deposit such additional collateral as, in our sole discretion, we determine is necessary as security for your obligations to us. Without limiting our aforesaid discretionary authority, we have some general guidelines which may be changed or discontinued by us at any time. For instance, if your account should fall below 30% equity at any time, a call will be sent to you for additional cash or collateral to bring your equity up to 30%. We may also decline to extend credit on certain securities because of price, market conditions, concentration; etc., which we feel would be both to your interest and the Firm's to be on a fully paid basis. There may be times also when the firm is extending credit on particular securities, but due to market or other conditions may feel it necessary to call on you for sufficient cash or collateral in the order to make that security fully paid for.

BRADFORD CAPITAL MANAGEMENT ACCOUNT FOR CORPORATE ACCOUNT

ACCOUNT AGREEMENT


This agreement sets forth the terms and conditions governing the Bradford Capital Management Account ("BCM Account"), for which the undersigned applicants(s) (all such signatories hereto, whether acting in their individual or representative capacities, are referred to in this Agreement as "you") are making application with J.C. Bradford & Co. ("Bradford"). You enter into this agreement in conjunction with related agreements with Provident National Bank, its subsidiaries and affiliates, as well as the Customer's Agreement between yourself and Bradford. This agreement is subject to, and may be modified from time to time by disclosure in the prospectuses pertaining to Bradford Money Fund, Bedford Tax-Free Money Market Portfolio and Bedford Government Obligations Money Market Portfolio (the "Designated Funds"), and any supplement or amendment thereto as of the time of filing or effectiveness thereof (hereafter referred to as the "Prospectuses"). Bradford will charge your BCM Account an annual administration fee. Such fee is currently $50 and Bradford serves the right to change the fee at its sole and absolute discretion. Detail description of the Account may be found in the Bradford Capital Management Account Summary Description which should be read.

ACCOUNT OVERVIEW: The BCM Account is a conventional Bradford securities margin account (the "Securities Account") that is linked to the Designated Funds you selected on the Account Application, or the J.C. Bradford Immediate Credit Interest Program ("Credit Interest"); a checkwriting privilege through Provident National Bank ("Provident"); and optional Visa Gold Card including ATM access, from PNC National Bank ("PNC"), an affiliate of Provident; direct investment of your salary and government payments. Another feature of this Account is the consolidated monthly statement from Bradford. The principal attributes of each component of the Bradford Capital Management Account and their relation to one another are described below.


THE SECURITIES ACCOUNT: The securities Account will be governed by the federal securities laws, the rules and regulations of the Securities and Exchange Commission, the Board of Governors of the Federal Reserve System, the Securities Investor Protection Corporation, the New York Stock Exchange Inc. and the National Association of Securities Dealers, Inc. and by the Customer's Agreement.


With a BCM Account, your securities held by Bradford are protected for up to $50 million through a combination of S.I.P.C. and Aetna Casualty & Surety Co. Insurance.


You may use the Securities Account to purchase and sell securities, including options, on margin or otherwise. We require that a minimum of three thousand dollars ($3,000) of equity be maintained in the Securities Account.

THE DESIGNATED FUND: You authorize Bradford to invest automatically in Designated Fund shares any Available Cash in the undersigned's Securities Account (that is, any cash that does not result from a loan from Bradford, and, thus may be transferred out of your Securities Account without giving rise to interest charges). Such automatic investment of Available Cash in Designated Fund shares will occur daily at the net asset value per share next determined.

CREDIT INTEREST: An alternative to the Designated Fund is the J.C. Bradford Immediate Credit Interest Program, a service which enables your Available Cash to continually earn interest while waiting for a reinvestment opportunity. Any Available Cash of $1,000 or more starts earning interest immediately at the J.C. Bradford & Co. Money Market Rate as described in the Program description.

You authorize use of the Available Cash to satisfy debit balances resulting from securities transactions, from the use of checkwriting privilege or the Visa Gold Card as described below.


CHECKWRITING SECURITIES: You may access the Combined Asset Value of your BCM Account through PNC Bank. The Combined Asset Value of your BCM Account will consist of: Available Cash in your securities account; Designated Fund shares (if any); and available margin loan value (if any). Your monthly consolidated brokerage statement will list each check paid. In addition, Provident will return paid checks to you along with a monthly checking activity summary. Certain customary bank fees may be imposed on you for services rendered in connection with the checkwriting privilege, such as: stop payment, copies of cancelled checks, insufficient funds, or excessive number of checks written on a monthly basis.

PAYMENTS: You must maintain a Combined Asset Value sufficient to pay when due any checks you write and any Visa Gold transactions made by you or any additional authorized Visa Gold cardholders. Payments for checks and for Visa Gold transactions will be satisfied from the Combined Asset Value of your BCM Account. Bradford will debit your account in the following order, first, from Available Cash in your Securities Account including any cash in Credit Interest; second, from the proceeds of redeeming Designated Fund shares
(if any); and third, from margin loans extended by Bradford to you up to the margin value of your marginable securities (if any). Nonmarginable securities are not available for margin loan and are not a source of funds to cover checks written or Visa Gold transactions made against the account.


MARGIN LOANS: If we extend a margin loan based on your Securities Account for any reason, we will begin to charge interest on the day we extend such credit to you. If we extend such a loan, it will be secured by the securities in your Securities Account. We will charge the same rate of interest we charge for other margin loans. By signing this agreement you acknowledged receipt of Bradford's written explanation of margin interest charges. As with any margin account, you must be in compliance with all current regulations and New York Stock Exchange maintenance requirements.

CHECKS AND VISA GOLD CASH ADVANCE TRANSACTIONS: We will debit your account immediately whenever a check is presented for payment on your behalf; or when we are notified that you or an additional authorized Visa Gold cardholder has effected a Visa Gold card cash advance. You authorize us to automatically transfer funds from your BCM Account to PNC to cover checks or to PNC to cover Visa Gold cash advances.

You agree that neither Bradford, nor PNC will be liable for any loss you incur in connection with the checkwritting privilege unless we are negligent in fulfilling this Agreement. In no event will we, Bradford or PNC, be liable for consequential, special or indirect damages or loss.

ANNUAL FEE: We will deduct an annual fee from your BCM Account for processing and administrative services. The base fee is currently $150 and Bradford reserves the right to change the fee at its sole and absolute discretion. We will notify you before any increase in fee becomes effective.

SERVICES:

APPROVING THE VISA GOLD CARD: Each individual applicant who signs the BCM Account and complete the credit card application included in this package. This optional service costs an additional $30 per year. PNC, the card issuing the bank, must approve your application for the credit card before any Visa Gold services can be linked with your BCM Account. The approval of your Visa Gold card will be made at the sole discretion of PNC, based on their credit approval criteria, and not by Bradford. If approved, PNC will issue and service your Visa Gold card account with a minimum credit line of $5,000.

USING THE VISA GOLD CARD: You, and any additional cardholder may use the credit card to charge goods and services wherever the Visa Gold card is accepted (Visa Gold charge transactions). You may also obtain cash advances at participating financial institutions or any Plus System location (Visa Gold cash advance transactions). The amount of purchases and cash advances may not exceed the available credit on your Visa Gold card.

You agree to accept financial responsibility with respect to all Visa Gold charge and cash advance transactions effected by any cardholder, including additional cardholders, in accordance with the Credit Card Agreement.

PNC will send you a statement showing your Visa Gold transactions and/or other activity for the billing period in which such transactions or other activity occurred.

You authorize Bradford to automatically transfer funds from the Combined Asset Value of your BCM Account on the day such item is presented for payment. Charge transactions from the most recent billing period will be transferred from your BCM Account once a month on the payment date indicated on the statement issued you by PNC. If your Combined Asset Value will not pay the entire amount of newly-billed Visa Gold charge transactions on the payment date, you will have 10 days to transfer assets to the BCM Account.

If payment is made on or before the applicable payment due date as provided in the Credit Card Agreement, and there was no previous balance, then no finance charges will accrue as provided in the Credit Card Agreement. In such event, PNC will request payment from your BCM Account on a daily basis for all outstanding amounts due in accordance with the Credit Card Agreement. Whenever finance charges are assessed, the Annual Percentage Rate will be as stated in the Credit Card Agreement.

For additional information regarding your Visa Gold card account, refer to the Credit Card Agreement with will accompany your Visa Gold card(s).

TERMINATION OF THE VISA GOLD CARD FEATURE: Any cardholder who is a BCM Account client may terminate the Visa Gold feature by notifying PNC in writing. In any such event, we request that you return all Visa Gold cards, cut in half, to PNC. Such terminations does not relieve you of responsibility for charge or cash advance transactions made using the Visa Gold card, nor will it terminate your BCM Account.

TERMINATION OF THE BCM ACCOUNT: You may terminate your BCM Account, including the Securities Account, at any time. Such termination will result in the cancellation of your checkwriting privilege and all Visa Gold cards and additional Visa Gold cards issued in connection with your BCM Account. You will remain responsible, however, for the payment of charges resulting from your Securities Account transactions, checkwriting privilege or Visa Gold card transactions, whether arising before or after termination. Bradford, in its sole discretion, may terminate your BCM Account or any of the features thereof at any time including your Securities Account, the checkwriting privilege, the Visa Gold card and any additional Visa Gold cards. If your BCM Account is terminated, you should promptly destroy all unused checks and Visa Gold cards(s) by cutting them in half, and returning the destroyed Visa Gold card(s) to PNC.


CHANGING THIS AGREEMENT: This agreement or Designated Fund prospectuses may be changed from time to time by Bradford.

LAWS GOVERNING THIS BCM ACCOUNT AGREEMENT: This Agreement is governed by the laws of Tennessee. However, the Credit Card Agreement is governed by Delaware and federal law. If the terms and conditions of the Credit Card Agreement conflict with the description of the Visa Gold card account described herein, the terms and conditions of the Credit Card Agreement shall govern. The terms and conditions of this Agreement and the Credit Card Agreement apply to you, your heirs, executors, administrators, and assigns. It will benefit Bradford's successors and assigns.